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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): May 11, 2001



                         PHILIP MORRIS COMPANIES INC.
            (Exact name of registrant as specified in its charter)


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
          Virginia                   1-8940                         13-3260245
(State or other jurisdiction       (Commission                  (I.R.S. Employer
       of incorporation)           File Number)                 Identification No.)

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  120 Park Avenue, New York, New York                               10017-5592
(Address of principal executive offices)                            (Zip Code)



  Registrant's telephone number, including area code:         (917) 663-5000


        (Former name or former address, if changed since last report.)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

  99.1   Kraft Foods Inc. Amendment No. 2 to Registration Statement on
         Form S-1.



Item 9.  Regulation FD Disclosure.


       The information in this Current Report is being furnished pursuant to
Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

       On May 11, 2001, Kraft Foods Inc., a wholly-owned food and beverage subsidiary of Philip Morris Companies Inc., filed Amendment No. 2 to its Registration Statement on Form S-1 with the Securities and Exchange Commission in connection with the initial public offering of Kraft Foods Inc. Class A common stock. A copy of Amendment No. 2 to Form S-1 is attached as Exhibit 99.1.

     An amended registration statement relating to the Kraft Foods Inc. Class A common stock has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Current Report or furnishing of information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PHILIP MORRIS COMPANIES INC.

                                    By:   /s/ G. PENN HOLSENBECK
                                       -------------------------
                                       Name: G. Penn Holsenbeck
                                       Title: Vice President, Associate General
                                              Counsel and Corporate Secretary

DATE: May 11, 2001

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                               INDEX TO EXHIBITS


Exhibit No.         Description
------------        ------------

99.1                Kraft Foods Inc. Amendment No. 2 to Registration
                    Statement on Form S-1


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                                                                    EXHIBIT 99.1
                                                                    ------------


                               Kraft Foods Inc.
             Amendment No. 2 to Registration Statement on Form S-1